UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2019
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-768 (Commission File Number)	37-0602744 (I.R.S Employer Identification No.)
510 Lake Cook Road, Suite 100, Deerfield, Illinois (Address of principal executive offices)	60015 (Zip Code)
Registrant’s telephone number, including area code: (224) 551-4000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	New York Stock Exchange
9 3/8% Debentures due March 15, 2021	CAT21	New York Stock Exchange
8% Debentures due February 15, 2023	CAT23	New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of
1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 12, 2019, Caterpillar Inc. (the “Company”) held its 2019 Annual Shareholders Meeting. Set forth below are the voting results for each of the matters submitted to a vote of the Company’s shareholders.

Proposal 1 – Company Proposal - Election of Directors

All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:

Director	For	Against	Abstain	Broker Non-Votes
Kelly A. Ayotte	358,383,694	6,162,364	695,287	116,977,639
David L. Calhoun	350,030,174	12,593,973	2,617,198	116,977,639
Daniel M. Dickinson	352,598,908	11,876,485	765,952	116,977,639
Juan Gallardo	355,336,635	9,157,943	746,767	116,977,639
Dennis A. Muilenburg	362,690,472	1,793,832	757,041	116,977,639
William A. Osborn	352,267,262	12,210,430	763,653	116,977,639
Debra L. Reed-Klages	362,911,212	1,683,269	646,864	116,977,639
Edward B. Rust, Jr.	356,542,494	7,928,655	770,196	116,977,639
Susan C. Schwab	359,607,189	5,007,328	626,828	116,977,639
D. James Umpleby III	351,583,991	12,000,752	1,656,602	116,977,639
Miles D. White	217,904,708	146,595,996	740,641	116,977,639
Rayford Wilkins, Jr.	362,673,689	1,808,792	758,864	116,977,639

Proposal 2 – Company Proposal - Ratification of Independent Registered Accounting Firm

The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019 was approved with the following vote:

For	Against	Abstain
464,034,038	16,828,775	1,356,171

Proposal 3 – Company Proposal - Advisory vote on executive compensation

The proposal requesting that the shareholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
348,035,791	15,442,836	1,762,718	116,977,639

Proposal 4 – Shareholder Proposal – Amend Proxy Access to Remove Resubmission Threshold

The proposal requesting that the Board of Directors amend the Company’s bylaws to remove the requirement that a director candidate submitted through the proxy access process receive a minimum level of support in order to qualify as a proxy access candidate at a future shareholder meeting was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
85,015,993	277,736,400	2,488,952	116,977,639

Proposal 5 – Shareholder Proposal – Report on Activities in Conflict-Affected Areas

The proposal requesting the Board of Directors to assess and report on risks associated with business activities in conflict-affected areas other than those areas already addressed through the Company’s conflict minerals policy was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
28,053,497	333,054,589	4,133,259	116,977,639

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

June 14, 2019	By:	/s/ Suzette M. Long
Suzette M. Long General Counsel & Corporate Secretary